UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)  February 1, 2007


                     ORBIT E-COMMERCE, INC.
     (Exact name of registrant as specified in its charter)

                Commission file number 001-03323


Nevada                                                     91-1978600
(State or other jurisdiction                         (I.R.S. Employer
of incorporation)                                 Identification No.)


14845 Yonge Street
Aurora, Ontario, Canada                                       L4G 6H8
(Address of principal                                      (Zip Code)
executive offices)


Registrant's  telephone number, including area code: (416) 850-7134

                         Not applicable
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

     (a) Effective as of February 1, 2007, Orbit E-Commerce, Inc. (the "Company") dismissed Malone & Bailey, PC as its
principal independent accountants.   Malone & Bailey, PC had been
engaged as the Company's principal independent accountants effective as of December 29, 2005 and had audited the financial statements of the Company for the year ended July 31, 2006. The financial statements for prior years had been audited by other accounting firms.

     For the year ended July 31, 2006, the report of the former independent accountants, Malone & Bailey, PC, contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles, except for a "going concern" opinion issued in its report.

     During the year ended July 31, 2006 and any subsequent interim period preceding the date hereof, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no reportable events (as described in paragraph 304(a)(1)(iv)(B) of Regulation S-B).

     The Company has requested Malone & Bailey, PC to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated February
8, 2007, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

Exhibits:                                             Page

     16.1 Letter re change in certifying accountant     4

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ORBIT E-COMMERCE, INC.
                               (Registrant)


Dated:    February 8, 2007    By:  /s/ Douglas C. Lloyd
                              Name:    Douglas C. Lloyd
                              Title:   President   and   Chief
                                       Executive Officer